SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2009
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)
1601 West LBJ Freeway,60
Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On February 2, 2009, Celanese Corporation (the “Company”) issued a press release announcing that it has reached an agreement with the Frankfurt, Germany, Airport (Fraport AG) to receive an advance payment of €323 million associated with the relocation of its Ticona business in Kelsterbach, Germany. This advance payment will be in lieu of the payments of €200 million and €140 million originally scheduled to be paid in June 2009 and June 2010, respectively.
     A complete copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 2, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By	/s/ Steven M. Sterin
	Name:	Steven M. Sterin
	Title:	Senior Vice President and Chief Financial Officer

Date: February 2, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 2, 2009